DESCRIPTION OF BUSINESS	12 Months Ended
Dec. 31, 2011
DESCRIPTION OF BUSINESS
DESCRIPTION OF BUSINESS

1. DESCRIPTION OF BUSINESS

NewLead Holdings Ltd. (the "Company" or "NewLead") was incorporated on January 12, 2005 under the name "Aries Maritime Holdings Limited" and, on December 21, 2009, upon receipt of shareholder approval, the Company changed its name to NewLead Holdings Ltd.

The Company's principal business is the acquisition and operation of vessels. NewLead conducts its operations through the vessel-owning companies whose principal activity is the ownership and operation of product tankers and dry bulk vessels that transport a variety of refined petroleum products and a wide array of unpackaged cargo world-wide.

The Company is currently engaged in restructuring discussions with its lenders to finalize the satisfaction and release of the Company’s obligations under certain of its debt agreements and the amendment of the terms of certain other debt agreements. As part of the restructuring efforts, the Company has sold, and expects to continue to sell, vessels as part of the arrangements with its lenders to reduce and discharge the Company’s obligations. During 2011 and up to the date of issuance of these financial statements, the Company has sold, disposed of or handed control over to its lenders a total of 17 vessels and hulls under construction (or the ownership of the shipowning subsidiaries) in connection with the restructuring. The Company anticipates that it will sell or surrender to the lenders approximately three additional vessels and hulls. To the extent that the Company has sold vessels, the sale proceeds have been used to repay the related debt. However, proceeds from the sale of vessels are expected to be insufficient to fully repay the related debt and, therefore, it is likely that the Company will continue to have significant debt unless it enters into satisfactory arrangements with its lenders for the discharge of all such obligations. See Note 26 for a detailed description of certain recent developments relating to the ongoing restructuring.

 On July 27, 2010, NewLead announced that a 1-for-12 reverse share split of its common shares had been approved by the Company’s Board of Directors and by written consent of a majority of shareholders, effective upon the opening of the markets on August 3, 2010. The reverse share split consolidated every 12 common shares into one common share, with par value of $0.01 per share. The number of authorized common shares and preferred shares of NewLead were not affected by the reverse split. In respect to the underlying common shares associated with share options and any derivative securities, such as warrants and convertible notes, the conversion and exercise prices and number of common shares issued have been adjusted retrospectively in accordance to the 1:12 ratio for all periods presented. Due to such reverse share split, earnings per share, the number of shares under the convertible notes and the conversion price of the convertible notes and the number underlying the warrants and share options have been adjusted retrospectively as well. The consolidated financial statements for the year ended December 31, 2010 (Successor), for the periods October 14 to December 31, 2009 (Successor), January 1 to October 13, 2009 (Predecessor), reflect the reverse share split.

On October 13, 2009, the Company completed an approximately $400,000 recapitalization, which resulted in Grandunion Inc. ("Grandunion") acquiring control of the Company. Pursuant to the Stock Purchase Agreement entered into on September 16, 2009, Grandunion, a company controlled by Michail S. Zolotas and Nicholas G. Fistes, acquired 1,581,483 newly issued common shares of the Company in exchange for three dry bulk carriers. Of such shares, 222,223 were transferred to Rocket Marine Inc. ("Rocket Marine"), a company controlled by two former directors and principal shareholders in the Company, in exchange for Rocket Marine and its affiliates entering into a voting agreement with Grandunion. The voting agreement between Rocket Marine Inc. and Grandunion was terminated effective as of February 29, 2012. As a result, these shares of Rocket Marine Inc. are no longer included in the beneficial ownership of any of Mr. Zolotas, Mr. Fistes or Grandunion.

 In connection with the 2009 recapitalization, the Company issued $145,000 in aggregate principal amount of 7% senior unsecured convertible notes due 2015 (the "7% Notes"). The 7% Notes are convertible into common shares at a conversion price of $9.00 per share, subject to adjustment for certain events, including certain distributions by the Company of cash, debt and other assets, spin offs and other events. The issuance of the 7% Notes was pursuant to an Indenture dated October 13, 2009, between the Company and Marfin Egnatia Bank S.A., and a Note Purchase Agreement, executed by each of Investment Bank of Greece and Focus Maritime Corp. as purchasers. In connection with the issuance of the 7% Notes, the Company entered into a Registration Rights Agreement providing certain demand and other registration rights for the common shares underlying the 7% Notes. In November 2009, Focus Maritime Corp., a company controlled by Mr. Zolotas, the Company's Vice Chairman, President and Chief Executive Officer, converted $20,000 of the 7% Notes into approximately 2.2 million new common shares. As a result, in the aggregate, $125,000 of the 7% Notes remain outstanding. As a result of this conversion, Focus Maritime Corp. as at December 31, 2011 owned approximately 28% of the Company's outstanding common shares. The 7% Notes are convertible at any time “at the holder’s option” and if fully converted, following the issuance of 2.2 million shares, would result in the issuance of an additional 13.9 million newly issued common shares. Currently, Investment Bank of Greece retains $100 outstanding principal amount of the 7% Notes which were purchased for cash and has received for advisory services warrants to purchase up to 416,667 common shares at an exercise price of $24.00 per share, with an expiration date of October 13, 2015. As of December 31, 2011, the remainder ($124,900) is owned by Focus Maritime Corp. All of the outstanding 7% Notes owned by Focus Maritime Corp. were pledged to, and their acquisition was financed by, Marfin Egnatia Bank S.A. The Note Purchase Agreement and the Indenture with respect to the 7% Notes contain certain covenants, including limitations on the incurrence of additional indebtedness, except in connection with approved vessel acquisitions and limitations on mergers and consolidations. At issuance, the 7% Notes were recorded at $43,433 as a result of a discount attributed to a beneficial conversion feature and such discount is being amortized over the stated value of the debt. (See Note 15.)

On April 1, 2010, the Company acquired in a business combination Newlead Shipping S.A. (“Newlead Shipping”), an integrated technical and commercial management company that manages oil tankers as well as dry bulk vessels through its subsidiaries. It provides a broad spectrum of technical and commercial management to all segments of the maritime shipping industry resulting in the Company discontinuing the outsourcing of such services. Newlead Shipping holds the following accreditations:

•	ISO 9001 from American Bureau of Shipping Quality Evaluations for a quality management system that includes consistently providing service that meets customer and applicable statutory and regulatory requirements and enhancing customer satisfaction through, among other things, processes for continual improvement;

•	ISO 14001 from American Bureau of Shipping for environmental management, including policies and objectives targeting legal and other requirements; and

•	Certificate of Company Compliance by the American Bureau of Shipping for safety, quality and environmental requirements of the ABS HSQE guide.

Going concern

Over the past year, the Company has experienced losses, working capital deficiency, negative operating cash flow and shareholder deficiency, which has affected, and which the Company expects will continue to affect, its ability to satisfy its obligations. Charter rates for product tankers and bulkers have experienced a high degree of volatility. Currently, charter rates for product tankers are significantly lower than applicable historical averages and charter hire rates for bulkers, after showing signs of stabilization for a period, have declined to historical lows.

Furthermore, recent economic conditions have caused certain of the Company’s charterers to experience financial difficulties as well. This has resulted in an increase in the time it takes for the Company to realize its receivables. In certain instances, the Company’s charterers have been unable to fulfill their obligations under their charters. One of the Company’s charterers, who was chartering three of the Company’s vessels during 2011, was having difficulty performing its obligations and, since the end of March 2011, has been late on a number of payments causing the Company to arrest vessels which are owned by the particular charterer, and/or by such charterer’s affiliated companies, on two occasions in order to collect payment. In connection thereto and due to delayed payments by this charterer, the Company has withdrawn two of the vessels from their employment during 2011 and the third vessel during 2012 and filed a claim for amounts already due as well as damages arising from cancelling those employment contracts. These vessels were chartered out at rates significantly above market, and since the Company was forced to reclaim and re-charter these vessels, the Company experienced significant reduction in the cash flow from these vessels, which in turn further impaired the Company’s liquidity.

As a result of the conditions set out above, over a period of time, the Company defaulted under the facility and credit agreements set forth in Note 15 (Long Term Debt) (a)–(h), the 7% senior unsecured convertible notes due 2015 (“7% Notes”) set forth in Note 16 (Senior Convertible 7% Notes) and the capital leases set forth in Note 17 (Capital Lease Obligations) (the “Financing Documents”) in respect of certain covenants (including, in some cases, the failure to make amortization and interest payments, the failure to satisfy financial covenants and the triggering of cross-default provisions). To date, the Company has not obtained waivers of these defaults from its lenders and during the restructuring process, the aim of which is to increase liquidity, normalize trade vendor payments and deleverage the Company on a going forward basis (the “Restructuring”), its lenders have continued to reserve their rights in respect of such defaults other than those in respect of the Kamsarmax Syndicate Facility Agreements and the Northern Shipping Fund arrangement. Except for the Kamsarmax Syndicate Facility Agreements and the Northern Shipping Funds arrangement, the Company’s lenders have not exercised their remedies; however, they could change their position at any time. As such, there can be no assurance that a satisfactory final agreement will be reached with the Company’s lenders in the Restructuring, or at all.

Due to the economic conditions and operational difficulties described elsewhere in this annual report, we entered into restructuring discussions with the lenders under the Financing Documents. As part of those discussions, the Company appointed Moelis & Company (“Moelis”) to act as our financial advisors in respect of an overall restructuring proposal. On November 8, 2011, the Company and Moelis presented to each of the lenders under the Financing Documents a commercial presentation which set out a comprehensive global restructuring proposal (the “Restructuring Proposal”), and which included, among other things, proposed amendments to the Financing Documents (including amortization relief and reset of financial covenants). The Company has been engaged in negotiations with its lenders regarding the terms of the Restructuring Proposal but the Company’s lenders have not yet approved the Restructuring Proposal and such changes have not been implemented. See Note 26 for a discussion of the recent developments relating to the Company’s restructuring negotiations.

While the Company continues to use its best efforts to complete the Restructuring, there can be no assurance that a successful resolution can be reached with its lenders or that the Restructuring will be successfully completed. Furthermore, there is no assurance that the Company will obtain the releases from certain of its indebtedness as proposed in the Restructuring and failure to obtain such releases could materially and adversely affect its business and operations and the impact of the final terms of any Restructuring is uncertain. Although any Restructuring will reduce the Company’s outstanding debt obligations, the Company will likely be issuing significant additional equity that will dilute the existing shareholders. The dilution will not be determined until the final terms of the entire Restructuring have been finalized or, following such completion, if there are any contingent obligations. Such additional issuances, individually or in the aggregate, will significantly impact the trading price of the Company’s common shares and may also impact its continued listing on NASDAQ.

Additionally, the ultimate accounting impact of the Restructuring is unknown and will not be determined until the final terms of the Restructuring is reached between the various lenders. Ultimately, the Company anticipates that its shareholder equity will be significantly impacted by the Restructuring, which could negatively impact the trading of its common shares and its ability to remain listed on NASDAQ.

All of the above raise substantial doubt regarding the Company’s ability to continue as a going concern.

Long-term debt and capital lease obligations have been classified as current liabilities due to covenant violations that gives the lenders the right to call the debt at the balance sheet date, absent waivers. Accordingly, as of December 31, 2011, the Company has reclassified all of its long term debt and capital lease obligations as current liabilities in its consolidated balance sheet, since it has not received waivers in respect of the covenants that were breached at such time. The financial statements have been prepared assuming that the Company will continue as a going concern and do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.